Exhibit 32.1


                    Certification of Chief Executive Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350


In connection with the Quarterly Report of Case Financial Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Harvey Bibicoff, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.


Date: February 26, 2004

                                                 /s/ Harvey Bibicoff
                                                 -------------------------------
                                                 Harvey Bibicoff
                                                 Chief Executive Officer
                                                 Interim Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Case Financial Inc. and will be retained by Case Financial Inc. and furnished to the Securities and Exchange Commission or its staff upon request.